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EXHIBIT 10.9







                             DEBT PURCHASE AGREEMENT

                                     BETWEEN

                      LLOYDS TSB COMMERCIAL FINANCE LIMITED

                                       AND

                           XCEL POWER SYSTEMS LIMITED

                                REG. NO. 00575679


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                      LLOYDS TSB COMMERCIAL FINANCE LIMITED
                             DEBT PURCHASE AGREEMENT

A.       PARTIES
         -------

We, LLOYDS TSB COMMERCIAL FINANCE LIMITED of Boston House, The Little Green, Richmond, Surrey, TW9 1QE registered with number 733011 agree with you, the party referred to as the Client in the Client Particulars below, to enter into the following agreement.

B.       DATE
         ----

This agreement is made on the day the last of us executes it.

C.       DEFINED EXPRESSIONS
         -------------------

Except where the context otherwise requires, an expression set out in this Debt Purchase Agreement, including the General and Financial Particulars below, or in our Standard Terms and Conditions for the Purchase of Debts (the "Conditions") and which is included in condition 22 (Definitions) is to have the meaning given to it there. Reference to a clause is to a clause in this document. Reference to a condition is to a condition appearing in the Conditions which are supplied with and form an integral part of this agreement and are signed on behalf of each of us.

D.       AGREEMENT
         ---------

D.1. During the currency of this Debt Purchase Agreement you agree to sell and we agree to buy all your Debts which are in existence on the Commencement Date or which arise after that date from Contracts of Sale with your Customers. Such sale and purchase shall be upon the terms set out both below and in the Conditions.

D.2. On the Commencement Date you shall deliver to us an analysis in the form set out at Clause P detailing all Debts (except Non-Notifiable Debts) owed to you and unpaid on that date. You hereby assign such Debts to us absolutely. The ownership of any Debt existing at the Commencement Date shall vest in us upon completion of this Debt Purchase Agreement and the ownership of any Debt arising after the Commencement Date shall vest in us automatically upon such Debt coming into existence. Upon a Debt Vesting in us then its Related Rights shall also automatically vest in us.

D.3. If Part I of the Financial Particulars below has been completed, then this Debt Purchase Agreement shall apply to all Domestic Debts payable in Sterling.

D.4. If Part II of the Financial Particulars below has been completed, then this Debt Purchase Agreement shall apply to:

         (i) Non-Sterling Domestic Debts expressed in the Permitted Foreign Currencies stated in such Financial Particulars; and/or

         (ii) Foreign Debts stated in such Financial Particulars.


                                      -2-

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D.5. You have entered into this Debt Purchase Agreement on the basis that you have read and understood all of its terms (including the Conditions) and also have had the prior opportunity to take independent legal advice as to your and our respective rights and obligations.

E.       EXCLUSION OF PRIOR AGREEMENTS
         -----------------------------

The terms of this Debt Purchase Agreement (including the Conditions and any special terms and other terms set out below) are the only terms agreed between us. They exclude all earlier agreements, warranties and representations, express or implied, oral or in writing.

F.       COMMENCEMENT AND DURATION
         -------------------------

This agreement shall begin on the Commencement Date and shall continue for the Minimum Period. Both are specified in the General Particulars. Thereafter it shall continue until ended by either of us at any time giving to the other written notice of not less than the Notice Period, specified in the General Particulars, to expire at the end of any calendar month after the end of the Minimum Period. We shall also have the right immediately to terminate this agreement, by notice to you at any time following a Termination Event.

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G.       THE GENERAL PARTICULARS
         -----------------------

G.1.      Commencement Date                               The later of:
          (See clause F)                                  (i) __________________; or
                                                          (ii) the date on which we shall notify you
                                                          that we are satisfied that the conditions
                                                          precedent set out in clause L below headed
                                                          "Conditions Precedent" have been fulfilled.

G.2.      Minimum Period:                                 24 months from the commencement date
          (See clause F)

G.3.      Notice Period:                                  3 months
          (See clause F)

G.4.      Additional Non Notifiable Debts:                N/A
          (See Condition 4.1(k))

G.5.      Your Payment Terms:                             30 days nett and also 60 days nett
          (See Condition 14.5(h))

G.6.      Arrangement Fee:                                (pound)1,000 Debenture Charge
          (See Condition 11.1(a))


                                                 -3-

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G.7.      Facility Fee:                                   N/A
          (See Condition 1.1(g))

G.8.      Notice of Assignment Provisions:                No notice of assignment will be given
          (See Conditions 5.2, 5.3, or 5.4,
          6.2(e), 14.4(k) and 14.5(g))

G.9.      Funding Limit (see Conditions                   (pound)900,000 in respect of Sterling
          9.2 and 9.4)                                    funds in Use Accounts and the equivalent of
                                                          (pound)300,000 in respect of the total debt
                                                          balances on all Funds in Use Accounts in
                                                          currencies other than Sterling


H.       FINANCIAL PARTICULARS
         ---------------------

         PART I FOR DOMESTIC DEBTS PAYABLE IN STERLING
         ---------------------------------------------

H.1.      Initial Payment Percentage:                     85 per cent of the Notified Value of Approved
          (See Conditions 9.2 and 9.4)                    Debts.

H.2.      Discount Charge:                                1.5 per cent above the Base Rate from time to
          (See Conditions 11.1(d), 11.5 and 11.8)         time of Lloyds TSB Bank plc.

H.3.      Allowance:                                      2.5 per cent below the Base Rate from time to
          (See Conditions 9.6, 11.6 and 11.8)             time of Lloyds TSB Bank plc.

H.4.      Funds Transmission Method:                      BACs/CHAPs
          (See Condition 11.1(e))

H.5.      Funding Limit:                                  (pound)1,500,000
          (See Conditions 9.2 and 9.4)

H.6.      Service Charge:                                 0.15%
          (See Condition 11.1(b))

H.7.      Minimum Annual Service Charge:                  (pound)7,500
          (See Condition 11.1(c))


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H.8.      Monitoring Fee:                                 N/A
          (See Condition 11.1(f))

H.9.      Date on which an unpaid Approved Debt           4 calendar months after the end of the month
          will automatically become a Disapproved         in which the relevant invoice is dated.
          Debt (and any initial payment will have
          to be returned).
          (Condition 7.2(g))


                                                 -5-
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I.       FINANCIAL PARTICULARS PART II
         -----------------------------

         FOREIGN DEBTS OR NON STERLING DOMESTIC DEBTS
         --------------------------------------------
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

                                      Applicable Conditions    1.                   2.                   3.            4.
                                      ("Con") or Clause ("Cl")   Note 2 (see below)   Note 2 (see below)
                                                                 Applies              Applies
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.1.   MARKETS OR TERRITORIES         Con 21 - Definition of   Europe               USA
                                      "Foreign Debt" and "Non
                                      Sterling Domestic Debt"
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.2.   Permitted Foreign Currency     Con 9.7                  (pound)              US$
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.3.   Initial Payment Percentage     Con 9.2 and 9.4          85%                  85%
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.4.   Discount Charge                Con 11.5                 1.5% plus cost of    1.5% plus cost of
                                                               funds to LTSBCF      funds to LTSBCF
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.5.   Allowance                      Con 9.2 and 9.4          2.5% below cost of   2.5% below cost of
                                                               funds to LTSBCF      funds to LTSBCF
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.6.   Funds Transmission Charge      Con 11.1(e)              Standard Lloyds TSB  Standard Lloyds TSB
                                                               fees to apply        fees to apply
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.7.   Service Charge                 Con 11.1(b)              0.15%                0.15%
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.8.   Minimum Annual Service Charge  Con 11.1(c)              7,500                7,500
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.9.   Monitoring Fee                 Con 11.1(f)              N/A                  N/A
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.10.  Funding Limit (pound)300,000   Con 9.2 and 9.4          (pound)200,000       (pound)100,000
       combined                                                combined             combined
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

I.11.  Date on which an Approved      Con 7.2(g)               4 calendar months    4 calendar months
       Debt will Automatically                                 after the end of     after the end of
       become a Disapproved Debt                               the month in which   the month in which
                                                               the relevant         the relevant
                                                               invoice is dated.    invoice is dated.
------ ------------------------------ ------------------------ -------------------- -------------------- ------------- -------------

THE FOLLOWING NOTES APPLY TO COLUMNS 1 TO 4 ABOVE WHERE SPECIFIED IN THE COLUMN HEADING.
Note 1:  Notice of assignment to us of your Debts and of your appointment as our agent to collect them will be given to your Customers.
Note 2:  No notice of assignment will be given.
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                                                                -6-

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J.       POWER OF ATTORNEY
         -----------------

You irrevocably appoint us and our directors, company secretary and officers from time to time jointly and each of them severally to be your attorneys for the purpose of:

(a)      perfecting our title to any Debts or Related Rights; and/or

(b) securing the performance of any of your obligations, to us, or under a Contract of Sale and for these purposes your appointed attorneys may:

         (i)      execute or sign deeds and documents;

         (ii)     complete or endorse cheques and other instruments;

         (iii)    institute or defend proceedings;

         (iv)     complete and perform such other acts;

         (v)      give notice of the Assignment of Debts to us;

as we may in all cases reasonably consider necessary.

K.       DATA PROTECTION
         ---------------

You are referred to Condition 19 of the Standard terms and Conditions incorporated in this Debt Purchase Agreement and, in particular to Conditions
19.1 and 19.2.

L.       CONDITIONS PRECEDENT
         --------------------

         1.       Satisfactory reference from Venture on Xcel.
         2.       Satisfaction with Money Laundering requirements.
         3. Assignment. of credit insurance policies on all exports, Pascall and Xcel.
         4. Professional Valuation on Plant and Machinery total value to be (pound)300,000 and there is to be a landlords' waiver on rent or a reserve made for the amounts due.
         5.       Legal opinion on Section 151 Financial assistance.
         6. Sight of audited accounts to 18th March 2005 on Pascall Electronics and to 31 December 2004 on Xcel Power Systems.
         7.       Insurance certificates on public and aircraft liability.
         8. Suitable wording from LTSB confirming that we have priority over the last (pound)200k guaranteed by Emrise to LTSB Bank of (pound)700,000.
         9. SCM to be satisfied with reserves for warranty repairs on both companies.
         10. SCM to be satisfied with allocation of cash from Rockwell Collins on the Pascall sales ledger.

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M.       SPECIAL TERMS
         -------------

         1.       You will send us a copy of the invoice and proof of delivery                           (pound)50,000
                  (where required) where the invoice total (including VAT) exceeds

         2.       You will send us a copy of the credit note where the credit note                       (pound)25,000
                  total (including VAT) exceeds

         3.       Where the CRF facility is not the only facility provided (either to this            (pound)2,550,000
                  client or its group of companies), total aggregated and consolidated limits
                  (to either its parent, subsidiary or related companies) total

         4.       This agreement will be operated as follows:

                  1.       Reserve "staged design work invoices".
                  2. Warranty reserve to be ascertained and agreed with a monthly check on Free of Charge Repairs.
                  3.       Exclude Belix Wound Components Ltd.
                  4.       Monthly contra check with appropriate reserves.

                  Chattel mortgages from both companies.

         5. We, Lloyds TSB Commercial Finance Limited, are pleased to make available to the Company, on a separate line, an overadvance of (pound)300,000 to a maximum of 100% of the combined Approved Sales Ledger which will be payable at a rate of (pound)25,000 per month, the first payment falling due one calendar month after initial drawdown.

                  I) This and future payments will be deducted from the Revolving Debtor facility on the same day every month.
                  II) The discount charge on the overadvance account shall be 1.9% over Base Rate from time to time of Lloyds TSB Bank plc and will be applied monthly, in arrears to the Revolving Debtor facility.
                  III) We shall have the option, exercisable at our sole discretion, to switch details on the overadvance account to the Revolving Debtor facility, if we consider in our sole opinion, that the Company have difficulty in meeting the specific reductions in the overadvance account.
                  IV) The aggregate outstanding on the Revolving Debtor facility and the overadvance account shall not exceed 100% of the Company's approved Sales Ledger and both facilities are deemed to be co-terminus.

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N.       OTHER TERMS
         -----------

         1.       Export cap at 60% of combined Gross Sales Ledgers.
         2.       Debt turn less than 65 days.
         3.       Overall cap on funding at 125% of combined Gross Sales Ledger.

O.       CLIENT PARTICULARS


         NAME:                                        Xcel Power Systems Limited


         INCORPORATED IN:                             England & Wales


         WITH COMPANIES REGISTRY NO:                  00575679


         PRINCIPAL PLACE OF BUSINESS:                 Brunswick Road
                                                      Cobbs Wood
                                                      Ashford
                                                      Kent
                                                      TN23 1EB


         TRADING STYLE (IF ANY) USED:


         REGISTERED ADDRESS:                          Brunswick Road
                                                      Cobbs Wood
                                                      Ashford
                                                      Kent
                                                      TN23 lEB

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P.       OFFER OF DEBTS ON COMMENCEMENT (CONDITION 3.1)
         ----------------------------------------------

Client No:  ______________________  C.C. ____________________________

To:      Lloyds TSB Commercial Finance Limited                         Date: _______________

From:    Xcel Power Systems Limited         Schedule No:            1
                                                         -----------------------

Under the terms of the Agreement for the Purchase of Debts dated _________________, including in particular,
Condition 3.1, we hereby offer to sell the debts shown in our Sales Ledger as set out below:

                                                                                This day            Month to date
                                                                          --------------------- ----------------------

------------------------------------------------------------------------- --------------------- ----------------------
Sales ledger as at:                 Balance bfwd
                                                 -------------------
                                                                          --------------------- ----------------------

         +        Sales Invoices
                                                                          --------------------- ----------------------

         -        Sales Credit Notes                                      (                 )
                                                                          --------------------- ----------------------

         -        Cash Received                                           (                 )
                                                                          --------------------- ----------------------

         -        Discount Allowed

         +/-      Adjustments
                                    : Contras
                                    : Inter co
                                    : Journals
                                    : B.D.W.O
                                                                          --------------------- ----------------------

                                                                          --------------------- ----------------------

Total Net position per day/month
                                                                          --------------------- ----------------------

Balance agreed to aged debtors as at _____/_____/_____
                                                                          --------------------- ----------------------


Total of Sales Ledger as at ........................(pound)_______________

         Less Non Notifiable Debts..................(pound)_______________

Debts notified to LTSCBF as Agent:


                                                                          ____________________________________________
                                                                                     AUTHORISED SIGNATURE

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This document has been executed as a deed by or on behalf of each of us to indicate our binding agreement to its terms.

SIGNED and DELIVERED as a Deed on 28th
day of June 2005 on behalf of


LLOYDS TSB COMMERCIAL FINANCE LIMITED
                                                                       )
by:   1.**                                                             )
           duly appointed attorney                                     )
                                                                       )   Attorney (s) for Lloyds TSB
                                                                       )   Commercial Finance Limited
      2.**                                                             )
           duly appointed attorney                                     )
                                                                       )

In the presence of:                                                    )
                                                                       )
Signature:      _______________________________________________________)
                                                                       )   Witness (only required if one
Name:**         _______________________________________________________)   attorney signs)
                                                                       )
Occupation:     _______________________________________________________)
                                                                       )
Address:        _______________________________________________________)
                                                                       )
                _______________________________________________________)



SIGNED and DELIVERED as a Deed on 28th
day of June 2005 on behalf of

XCEL POWER SYSTEMS LIMITED acting by

by you                                                                          Signature of Director



(a Director) and                                                                Signature of *Director/
a *Director / its Company Secretary                                             Company Secretary


KEY
**       Insert Full Names
*        Delete as Applicable

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